THE WATER FUND
--------------

Dear Shareholder,

After lagging much of the year, based on the over focussed investor interest in technology stocks, water companies ended the year on a significant up note. While many things about the water industry are uncertain the immediate outlook for earnings is not, as opposed to other areas of the economy. Furthermore, it would appear that some segments, such as pipe companies, and possibly filter companies, will benefit from governmental concerns about the viability of older urban infrastructure and the contamination of water sources in urban areas. Thus, the outlook for your fund's performance would seem to have improved.

Your management continues to believe in a bright outlook for companies participating in the business of providing clean and safe water, and is managing your fund to ensure that shareholders can participate to the maximum degree in that future.

Roger DeCort                   Owen Quattlebaum
Chairman                       Portfolio Manager

THE WATER FUND
--------------------------------------------------------------------------------
PERFORMANCE UPDATE - $10,000
For the period from October 26, 1999 (commencement of operations) to December 31, 2000

                                   12/31/00
                                   --------
The Water Fund                     $10,559
S&P 500 Total Return Index         $10,444


       The Water Fund Total Return                     S&P Total Return
       ---------------------------                   --------------------
       Commencement of Operations                    10/26/99 - 12/31/00
            through 12/31/00
       ---------------------------                   --------------------
                 4.70%*                                     3.74%*
       ---------------------------                   --------------------

o The graph assumes an initial $10,000 investment at October 26, 1999. All dividends and distributions are reinvested.

o At December 31, 2000, the Fund's value would have increased to $10,559 - total investment return of 4.70% since October 26, 1999.

o At December 31, 2000, a similar investment in the S&P Total Return Index would have grown to $10,444 - total investment return of 3.74% since October 26, 1999.

The S & P 500 Index is a value-weighted index comprised of 500 issues listed on various exchange. The index includes representation in the following industry groups: industrials, utilities, transportations and financials. It is not possible to invest in the Index.

As with any fund, save an index fund, that commonly compares its performance to the S & P 500 index, such comparison may be said to be inappropriate because of the dissimilarity between the fund's investments and the securities comprising the index; so too with the Water Fund which will not invest in certain of the securities comprising this index.

Past performance is not a guarantee of future results.

* Annualized return

THE WATER FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2000
--------------------------------------------------------------------------------
                                                                      MARKET
                                                       SHARES         VALUE
                                                       ------         -----
COMMON STOCK - 91.02%

AGRICULTURAL - 1.93%
Cadiz, Inc.*                                           14,600      $    130,487
                                                                   ------------

APPLIANCES - 3.25%
Electrolux AB SP ADR                                    1,000            25,625
Maytag Corp.                                            6,000           193,875
                                                                   ------------
                                                                        219,500
                                                                   ------------

BUILDING PRODUCTS - 4.10%
American Standard Cos., Inc.*                           4,000           197,250
Instituform Tech, Inc. Cl A                             2,000            79,750
                                                                   ------------
                                                                        277,000
CHEMICALS - 1.05%
Church & Dwight Co., Inc.                               3,200            71,200
                                                                   ------------

DIAGNOSTIC LABORATORIES - 2.83%
IDEXX Laboratories, Inc.*                               8,700           191,400
                                                                   ------------

E-COMMERCE - .59%
VerticalNet, Inc.*                                      6,000            39,938
                                                                   ------------

ELECTRONIC EQUIPMENT - 5.33%
Badger Meter, Inc.                                      9,400           216,200
Trimble Navigation, Ltd.                                6,000           144,000
                                                                   ------------
                                                                        360,200

ENGINEERING - 6.13%
Tetra Tech, Inc.*                                      13,000           414,375
                                                                   ------------

FOOD & BEVERAGE - 4.09%
Groupe Danone SP ADR                                    9,000           276,300
                                                                   ------------

                       See notes to financial statements.

THE WATER FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2000
--------------------------------------------------------------------------------
                                                                      MARKET
                                                       SHARES         VALUE
                                                       ------         -----
INDUSTRIAL - 13.15%
Calgon Carbon, Corp.                                   30,000           170,625
Danaher Corp.                                           2,000           136,750
ITT Industries, Inc.                                    7,100           275,125
Lindsay Manufacturing Co.                               5,000           113,125
Tecumseh Products Co. Cl A                              3,000           125,813
Vivendi Universal SP ADR                                  600            39,188
Watts Industries, Inc.                                  2,000            27,750
                                                                   ------------
                                                                        888,376
                                                                   ------------

MISCELLANEOUS MANUFACTURING - 7.77%
Millipore Corp.                                         4,000           252,000
Pall Corp.                                             10,200           217,387
Tyco International, Ltd.                                1,000            55,500
                                                                   ------------
                                                                        524,887
                                                                   ------------

OIL & GAS - 8.03%
Enron Corp.                                             4,500           374,062
Schlumberger, Ltd.                                      2,000           159,875
Transocean Sedco Forex, Inc.                              193             8,878
                                                                   ------------
                                                                        542,815
                                                                   ------------
RESTAURANTS - .68%
Panera Bread Co. Cl A*                                  2,000            45,625
                                                                   ------------


STEEL - 2.74%
Northwest Pipe Co.*                                     8,000            56,500
Valmont Industries, Inc.                                7,000           128,625
                                                                   ------------
                                                                        185,125
                                                                   ------------
UTILITIES - 4.36%
IDACORP, Inc.                                           6,000           294,375
                                                                   ------------

                       See notes to financial statements.

THE WATER FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2000
--------------------------------------------------------------------------------
                                                                      MARKET
                                                       SHARES         VALUE
                                                       ------         -----
WATER - 24.99%
American States Water Co.                               1,000            36,875
American Water Works Co., Inc.                          7,500           220,313
Azurix Corp.*                                           8,000            65,500
California Water Service Group                          7,400           199,800
Connecticut Water Services Group                        3,900           119,438
CUNO, Inc.*                                             5,000           134,062
Flexible Solutions International, Inc.                 50,000            34,375
Middlesex Water Co.                                     4,000           135,000
Osmonics, Inc.*                                         9,500            65,313
Pennichuck Corp.                                        2,500            71,250
Philadelphia Suburban Corp.                            12,650           309,925
SJW Corp.                                               1,000           102,000
Southwest Water Co.                                     9,000           133,875
United Utilities PLC ADR                                3,000            60,281
                                                                   ------------
                                                                      1,688,007
                                                                   ------------

     TOTAL COMMON STOCK (COST $5,734,790)                             6,149,610
                                                                   ------------

FOREIGN STOCK - 3.04%

ISRAEL - .37%
Israel Chemicals Ltd.
     (Cost $22,119)                                    20,000            24,731
                                                                   ------------

FRANCE - 2.67%
Suez Lyonnaise Des Eaux SA *
     (Cost $161,754)                                    1,000           180,546

INVESTMENT COMPANIES - 5.95%
      Evergreen Money Market Trust Cl Y (Cost $401,745)                 401,745
                                                                   ------------

TOTAL INVESTMENTS (Cost $6,320,407)                                   6,756,632
                                                                   ------------

Liabilities in Excess of Other Assets - (.01%)                             (654)
                                                                   ------------

TOTAL NET ASSETS -- 100.00%                                          $6,755,978
                                                                   ============

* Non-income producing investment.
ADR - American Depository Receipt

THE WATER FUND
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2000
--------------------------------------------------------------------------------

ASSETS:
     Investments, at market (identified cost $6,320,407)           $  6,756,632
     Receivables:
          Due from advisor                                                1,140
          Dividends and interest                                          7,745
                                                                   ------------
                Total assets                                          6,765,517
                                                                   ------------
LIABILITIES:
    Payables:
         Due to advisor                                                   8,176
         Accrued expenses                                                 1,363
                                                                   ------------
                Total liabilities                                         9,539
                                                                   ------------

NET ASSETS                                                         $  6,755,978
                                                                   ============
NET ASSETS CONSIST OF:
    Common stock (unlimited shares of no par value authorized,
         643,856 shares outstanding)                               $  6,370,715
    Accumulated realized loss on investments                            (50,962)
    Net unrealized gain on investments                                  436,225
                                                                   ------------

         Total Net Assets                                          $  6,755,978
                                                                   ============

Net Asset Value, offering and redemption price per share           $      10.49
                                                                   ============

                       See notes to financial statements.

THE WATER FUND
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2000
--------------------------------------------------------------------------------

INVESTMENT INCOME:
           Dividends (Net of foreign taxes of $1,683)               $     86,208
           Interest                                                       27,437
                                                                    ------------
              Total investment income                                    113,645
                                                                    ------------

EXPENSES:
           Investment advisory fees                                       46,141
           Distribution fees                                              11,535
           Service fees                                                   23,070
                                                                    ------------
              Total expenses                                              80,746
                                                                    ------------

               Net investment income                                      32,899
                                                                    ------------

REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS:
           Net realized gain on investments                               28,318
           Net change in unrealized appreciation on investments          363,294
                                                                    ------------
                                                                         391,612
                                                                    ------------

           NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS     $    424,511
                                                                    ============

                       See notes to financial statements.

THE WATER FUND
STATEMENT OF CHANGES IN NET ASSETS
---------------------------------------------------------------------------------------------------------------
                                                                                                FOR THE PERIOD
                                                                                               OCTOBER 26, 1999
                                                                           FOR THE YEAR        (COMMENCEMENT OF
                                                                               ENDED            OPERATIONS) TO
                                                                         DECEMBER 31, 2000    DECEMBER 31, 1999
                                                                         -----------------    -----------------
Operations:
     Net investment income                                                  $     32,899         $      5,132
     Net realized gain (loss) on investments                                      28,318              (79,280)
     Net change in unrealized appreciation on investments                        363,294               72,931
                                                                            ------------         ------------
Net increase (decrease) in net assets resulting from operations                  424,511               (1,217)
                                                                            ------------         ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income                                                       (33,567)              (4,943)
                                                                            ------------         ------------

CAPITAL SHARE TRANSACTIONS:
     Increase in net assets from Fund share transactions (Note 2)              3,283,184            3,049,500
     Proceeds from shares issued to holders in reinvestment of dividends          33,567                4,943
                                                                            ------------         ------------
     Net increase in net assets from Fund share transactions                   3,316,751            3,054,443
                                                                            ------------         ------------

     Increase in net assets                                                    3,707,695            3,048,283

     NET ASSETS:
          Beginning of period                                                  3,048,283                   --
                                                                            ------------         ------------
          End of period                                                     $  6,755,978         $  3,048,283
                                                                            ============         ============

                       See notes to financial statements.

THE WATER FUND
FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------------------------------
                                                                                        FOR THE PERIOD
                                                                                       OCTOBER 26, 1999
                                                                  FOR THE YEAR         (COMMENCEMENT OF
                                                                      ENDED             OPERATIONS) TO
                                                                DECEMBER 31, 2000     DECEMBER 31, 1999
                                                                -----------------     -----------------
NET ASSET VALUE - BEGINNING OF PERIOD                              $       9.89          $      10.00
                                                                   ------------          ------------
Investment Operations:
     Net investment income                                                 0.05                  0.02
     Net realized and unrealized gain (loss) on investments                0.60                 (0.11)
                                                                   ------------          ------------
               Total from investment operations                            0.65                 (0.09)
                                                                   ------------          ------------

DISTRIBUTIONS TO SHAREHOLDERS:
     From net investment income                                           (0.05)                (0.02)
                                                                   ------------          ------------
               Total distributions                                        (0.05)                (0.02)
                                                                   ------------          ------------

NET ASSET VALUE - END OF PERIOD                                    $      10.49          $       9.89
                                                                   ============          ============

TOTAL RETURN                                                              6.59%                (0.94)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's)                               $      6,756          $      3,048
Ratio of expenses to average net assets                                   1.75%                 1.75%(1)
Ratio of net investment income to average net assets                      0.71%                 1.03%(1)
Portfolio turnover rate                                                  35.93%                 9.67%

(1)  Annualized

                       See notes to financial statements.

THE WATER FUND
--------------------------------------------------------------------------------

NOTES TO THE FINANCIAL STATEMENTS
DECEMBER 31, 2000

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     The Water Fund, (the "Fund") is a series of the Declaration Fund (the "Trust"). The Trust is registered under the Investment Company Act of 1940 as an open-end diversified management investment company originally incorporated in Pennsylvania on April 9, 1981 and registered with the Commonwealth of Pennsylvania as a Pennsylvania Business Trust on May 16, 1990. The Fund's investment strategy is to emphasize growth of capital. The Fund became effective with the Securities and Exchange Commission October 21, 1999 and commenced operations on October 26, 1999.

     The following is a summary of significant accounting policies consistently followed by the Fund.

a) Investment Valuation--Common stocks and other equity-type securities listed on a securities exchange are valued at the last quoted sales price on the day of the valuation. Price information on listed stocks is taken from the exchange where the security is primarily traded. Securities that are listed on an exchange but which are not rated on the valuation date are valued at the most recent bid prices. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by the Investment Advisor under the supervision of the Board of Directors. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market.

b) Federal Income Taxes--No provision for federal income taxes has been made since the Fund has complied to date with the provision of the Internal Revenue Code applicable to regulated investment companies and intends to so comply in the future and to distribute substantially all of its net investment income and realized capital gains in order to relieve the Fund from all federal income taxes. As of December 31, 2000, the Fund had available for federal income tax purposes an unused capital loss carryover of approximately $50,962, which expires in 2007.

c) Distributions to Shareholders--Dividends from net investment income and distributions of net realized capital gains, if any, will be declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations that may differ from generally accepted accounting principles.

d) Use of Estimates--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and

THE WATER FUND
--------------------------------------------------------------------------------

NOTES TO THE FINANCIAL STATEMENTS
DECEMBER 31, 2000

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES-(CONTINUED)

liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

e) Other--Investment and shareholder transactions are recorded on trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund, and interest income is recognized on an accrual basis.

2.   CAPITAL SHARE TRANSACTIONS

     Transactions in shares of the Fund for the period ended December 31, 2000 were as follows:


                                                SHARES           AMOUNT
     Sold ...............................         334,509     $  3,304,613
     Redeemed ...........................          (2,070)         (21,429)
     Reinvested .........................           3,163           33,567
                                             ------------     ------------
     Net Increase .......................         335,602     $  3,316,751
                                             ============     ============

     Transactions in shares of the Fund for the period ended December 31, 1999 were as follows:

                                                SHARES           AMOUNT
     Sold ...............................         307,749     $  3,049,500
     Reinvested .........................             505            4,943
                                             ------------     ------------
     Net Increase .......................         308,254     $  3,054,443
                                             ============     ============

THE WATER FUND
--------------------------------------------------------------------------------

NOTES TO THE FINANCIAL STATEMENTS
DECEMBER 31, 2000


3.   INVESTMENT TRANSACTIONS

     The aggregate purchases and sales of investments, excluding short-term investments, by the Fund for the period ended December 31, 2000, were as follows:

     Purchases ..........................................      $  4,905,948

     Sales ..............................................      $  1,516,334

     At December 31, 2000, unrealized appreciation of investments for tax purposes was as follows:

     Appreciation ........................................    $    787,989
     Depreciation ........................................        (351,764)
                                                              ------------
     Net appreciation on investments .....................    $    436,225
                                                              ============

     At December 31, 2000, the cost of investments for federal income tax purposes was $6,320,407.

4.   ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

     The Fund has entered into an Advisory Agreement with Avalon Trust Company (the "Advisor") to provide investment management services to the Fund. Pursuant to the Advisory Agreement, the Advisor is entitled to receive a fee, calculated daily and payable monthly at the annual rate of 1.00% as applied to the Fund's daily net assets. For the year ended December 31, 2000, the Advisor earned advisory fees of $46,141, with $5,451 remaining payable at December 31, 2000.

     The Fund has entered into an Operating Services Agreement (the "Servicing Agreement") with the Advisor to provide or arrange for day-to-day operational services to the Fund. Pursuant to the Servicing Agreement, the Advisor is entitled to receive a fee, calculated daily and payable monthly at the annual rate of 0.50% as applied to the Fund's daily net assets. For the year ended December 31, 2000, the Advisor received servicing agreement fees of $23,070, with $2,725 remaining payable at December 31, 2000.

     The Fund and the Advisor have entered into an Investment Company Services Agreement (the "ICSA") with Declaration Service Company to provide day-to-day operational services to the Fund including, but not limited to, accounting, administrative, transfer agent, dividend disbursing, registrar and recordkeeping services.

     The Fund and the Advisor have entered into a Distribution Agreement with Declaration Distributors, Inc. to provide distribution services to the Fund. Declaration Distributors, Inc. serves as underwriter/distributor of the Fund.

THE WATER FUND
--------------------------------------------------------------------------------

NOTES TO THE FINANCIAL STATEMENTS
DECEMBER 31, 2000

4.   ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS (CONTINUED)

     The effect of the Advisory Agreement and the Servicing Agreement is to place a "cap" on the Funds' normal operating expenses at 1.50%. The only other expenses incurred by the Fund are distribution fees, brokerage fees, taxes, if any, legal fees relating to Fund litigation, and other extraordinary expenses.

     The Fund has adopted a Plan of Distribution under which it may finance activities primarily intended to sell shares. Under the Plan, the Advisor, Avalon Trust Company is paid a distribution fee at an annual rate of 0.25% of average daily net assets of the Fund for distributing shares of the Fund and for providing certain shareholder services. For the year ended December 31, 2000, the Advisor received fees of $11,535, with $1,363 remaining payable at December 31, 2000.

     Certain directors and officers of the Fund are directors and officers of the Advisor.

5.   DISTRIBUTIONS TO SHAREHOLDERS

     On December 28, 2000, a distribution of $0.05 per share was declared. The dividend was paid on December 28, 2000 to shareholders of record on December 27, 2000.

     The tax character of distributions paid during 2000 and the period October 26, 1999 (commencement of operations) to December 31, 1999 was as follows:

                                                   2000            1999
                                                   ----            ----
     Distributions paid from:
        Ordinary income ...................    $     33,567    $      4,943
                                               ------------    ------------
                                               $     33,567    $      4,493
                                               ============    ============

     As of December 31, 2000, the components of distributable earnings on a tax basis were as follows:

     Unrealized appreciation ............................     $    436,225

     Accumulated realized loss ..........................          (50,962)
                                                              ------------
                                                              $    385,263
                                                              ============

INDEPENDENT AUDITOR'S REPORT
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF
   DIRECTORS OF THE WATER FUND

We have audited the accompanying statement of assets and liabilities of The Water Fund (the "Fund"), a series of The Declaration Fund, including the schedule of investments, as of December 31, 2000, and the related statement of operations for the year then ended, and the statements of changes in net assets, and the financial highlights for the year then ended and for the period October 26, 1999 (commencement of operations) to December 31, 1999. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Water Fund as of December 31, 2000, and the results of its operations, the changes in its net assets, and the financial highlights for the year then ended and for the period October 26, 1999 (commencement of operations) to December 31, 1999, in conformity with generally accepted accounting principles.

Abington, Pennsylvania                              Sanville & Company
January 31, 2001                                    Certified Public Accountants